UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2026

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2026 Long Term Incentive Program
On July 11, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Accel Entertainment, Inc. (the “Company”) approved the 2026 Long Term Incentive Program equity awards (the “2026 LTI Awards”) to certain of its named executive officers under the Company’s Second Amended and Restated Long Term Incentive Plan.
Under the 2026 LTI Awards, 50% of the target long term incentive grant value is initially granted in time-based restricted stock units (“RSUs”) and 50% is initially granted in performance based restricted stock units at target (“PSUs”). Participants may elect to increase the portion of their target long-term incentive grant value allocated to PSUs, up to 100% of the target grant value, provided that the portion allocated to PSUs may not be reduced below 50% of the target grant value. The time-based RSUs vest in equal annual installments of 33.3% on each of the first three anniversaries of February 25, 2026, subject to the participant’s continued employment with the Company. The PSU awards are subject to a three-year performance period commencing January 1, 2026 and ending December 31, 2028.
The PSU awards under the 2026 LTI Awards are initially weighted 30% to relative total shareholder return (“Relative TSR”) and 70% to stock price goals (“Stock Price Goals”). Each participant may elect, at any time prior to the grant of the PSU award, to increase the weighting of the Stock Price Goals component up to 100% of the target PSU opportunity and correspondingly decrease the weighting of the Relative TSR component; provided, however, that the Stock Price Goals component may not be weighted below 70% of the target PSU opportunity.
Relative TSR (default 30% weighting). The Relative TSR PSUs are earned based on the Company’s total shareholder return relative to the total shareholder return of companies in the Russell 3000 Index, measured over the performance period beginning January 1, 2026 and ending December 31, 2028. The payout for the Relative TSR component ranges from 0% to 200% of the target TSR PSUs based on the Company’s percentile rank vs. Russell 3000 Index companies. The earned award will be capped at the target level if the Company’s absolute TSR is negative during the performance period.
Stock Price Goals (default 70% weighting). The Stock Price Goals PSUs are earned based on the achievement of specified stock price goals during the performance period. The Stock Price Goals may be achieved in one or all three years of the performance period, once the volume-weighted average of the Company’s stock price is achieved for 20 consecutive trading days. The highest stock price goal achieved during the performance period will be used to calculate the final award. The payout ranges from 50% of target Stock Price Goals PSUs for threshold performance to 300% of target Stock Price Goals PSUs for extraordinary performance, and is uncapped if the stock price exceeds the extraordinary performance threshold.

Named Executive Officer	RSUs	Target # of Stock Price Goal PSUs	Target # of Relative TSR PSUs
Mark Phelan Chief Operating Officer and President – US Gaming (Chief Executive Officer effective August 7, 2026)	—	41,313	—
Scott Levin Chief Legal Officer and Corporate Secretary	16,222	24,956	7,267
Brett Summerer Chief Financial Officer	6,612	4,629	1,984

The RSU and PSU awards were granted subject to the form of RSU award agreement previously approved by the Committee, the new form of PSU award agreement approved by the Committee on July 11, 2026 and the Company’s Second Amended and Restated Long Term Incentive Plan. The foregoing description of each award agreement is qualified in its entirety by reference to the Form of Restricted Stock Unit Award Agreement, previously filed as Exhibit 10.12 to the Company’s Form 10-K filed on March 3,

2026 and Form of New Performance Based Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.1, and each incorporated herein by reference. The Form of New Performance Based Restricted Stock Unit Award Agreement applies only to PSUs granted or or after July 11, 2026.

2026 Short Term Incentive Program
On July 11, 2026, the Committee approved the 2026 Short Term Incentive Program (the “2026 STI Program”) for the Company’s named executive officers. Under the 2026 STI Program, annual cash bonus opportunities will be determined based on 20% individual performance goals and 80% financial performance metrics. The individual performance goals will be based on a comprehensive assessment of the Company’s long-term strategic plan. At the completion of the year, the Committee will assess each executive’s performance against the pre-determined individual performance goals and approve individual payouts accordingly. The financial performance component consists of four metrics with the following weightings: earnings per share (EPS) (80%); return on net assets (RONA) (10%); capital expenditures (5%); and IL top customer retention (5%). Amounts earned based on EPS and RONA performance may range from 0% to 200% of the corresponding target bonus amount. The target bonus amounts under the 2026 STI Program for the Company’s named executive officers are as follows:

Name and Position	Target Bonus (as a % of base salary)
Mark Phelan Chief Operating Officer and President – US Gaming (Chief Executive Officer effective August 7, 2026)	100
Scott Levin Chief Legal Officer and Corporate Secretary	65
Brett Summerer Chief Financial Officer	65

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Form of New Performance Based Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: July 13, 2026	By:	/s/ Scott Levin
Scott Levin
Chief Legal Officer & Corporate Secretary

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